Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      1  Good morning to those of you here in Phoenix and to those of you attending via webcast.  I’m Pedro Pizarro, President and Chief Executive Officer of Edison International. Thanks for your  interest in learning more about our company.  I became President and Chief Executive Officer last month upon Ted Craver’s retirement on  September 30th. Our leadership team, some of whom are with me here today, and our Board of  Directors have done a tremendous job positioning Edison International to deliver our significant  value creation opportunity for investors. Continuity of leadership and continuity of strategy  have been my key messages while meeting with sell‐side analysts and many of our investors in  September.  Today I look to paint a clear picture of our business and financial strategies. Edison  International is uniquely positioned to lead the transformative change underway in the electric  power industry. Nationally, we’re seeing public policy and new technologies as the key drivers.  California’s environmental policy objectives are accelerating the pace and scope. We see the  electric grid as a key enabler of California’s climate change and greenhouse gas reduction goals.  The grid is also key to enabling more customer choices in how they use new energy  technologies.  Our principal business today is Southern California Edison. We have a much smaller  competitive business platform, Edison Energy Group, which I’ll touch on later in my remarks.  SCE is purely an electric utility, one of the largest in the U.S. Given its size and location, it is  front‐and‐center in grid modernization. SCE serves almost 15 million people in a 50,000 square  mile service territory. This includes most of the greater Los Angeles region other than the City  of Los Angeles and a few suburbs with municipal utilities. SCE moves energy across 100,000  miles of distribution and transmission lines. Importantly, it generates less than 20% of the  power delivered to customers.  These last two points demonstrate one element of how we’ve repositioned SCE. SCE is  focused on the wires side of the business rather than on generation. Wires assets represent

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      2  over 90% of our physical assets. Our approach to generation is aligned with California’s policy  preference for competitive power markets. We buy more than 80 percent of the energy we  deliver from third parties. Our own generation portfolio does offer a low‐carbon footprint as  well, led by our Big Creek hydroelectric system in the Sierra Nevada Mountains, along with a  modest amount of newer high‐efficiency gas‐fired generation.  We see the wires business as lower risk for investors. Conventional natural gas‐fired  generation faces tough long‐term market conditions in California, as gas‐fired generation is  slowly being displaced by renewable sources of energy. Natural gas combustion is also  increasingly being targeted by environmental advocacy groups lobbying for stringent limits on  greenhouse gas emissions. Over time, renewable resources will also see further technology  advancements, potentially putting even utility‐owned renewable investments at risk of  becoming a less‐competitive solution for customers. Upfront prudency standards increase  certainty of our cost recovery for purchased power.   We expect overall electricity use to grow modestly over time, especially as transportation  electrification becomes more widely adopted. Until that happens, we see electricity demand  delivered by utilities trending flat to down over time due to the expected increase in distributed  generation and energy efficiency.  This view on the future of the electric grid and of large‐scale generation is fundamental to  our strategy. It informs our decisions and is the foundation to the commitment we have to our  customers and owners.  The electric grid of the future may look somewhat like it does today. It will still have large‐ scale transmission systems moving power regionally and local distribution systems delivering  energy to neighborhoods and individual customers. Underneath, though, will be a technology‐ rich environment ready to enable large‐scale adoption of new technologies to generate, store,  and efficiently use electricity. Referred to as distributed energy resources, these include rooftop  solar, electric vehicle charging, energy storage, energy conservation measures and many more.

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      3  We will literally be fueling the California economy with a low‐carbon energy source, one that by  2030 will have at least 50 percent renewable content.   California has long taken a constructive approach to the sale of electricity, known as  decoupling. A decoupled utility does not make money on the actual sale of electricity or earn a  profit margin on the value of the energy. This is good for customers, since they pay for the  actual costs, and since actual electricity costs are recovered regardless of customer demand,  investors don’t take the risk of sales and margin that is typical for many utilities, and in fact, in  most businesses. Decoupling and our wires‐focused strategy naturally align our business  interests with California’s greenhouse gas reduction policies such as Senate Bill 32 which I will  speak about in more depth later.  Coming out of difficult lessons from the California energy crisis more than a decade ago, the  State adopted a much more constructive regulatory model which remains in place today.  Forward looking ratemaking, for example, provides utilities with three years of visibility and  certainty on its authorized revenues. A separate cost of capital proceeding features a well‐ accepted and transparent indexing mechanism tying future changes in return on equity to  changes in utility long‐term interest rates.  The utility earns an authorized rate of return on investments approved in advance by  Federal and state regulators. As a result, earnings growth for SCE typically tracks our growth in  rate base. Rate base essentially nets investments in fixed assets with depreciation and required  tax adjustments. In recent years, Southern California Edison has grown rate base 8 percent  annually on average. We see the opportunity for that level of growth to continue at least  through the end of the decade, subject to regulatory approvals. We see investing at least $4  billion a year in the grid, which will add roughly $2 billion per year in rate base. That  outstanding growth opportunity is like buying a medium‐size utility every year at book value.  While we have a policy not to comment on specific M&A rumors, this is a good place to  explain my thinking on large‐scale M&A more generally. Large utility M&A transactions look to

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      4  be very expensive, as some utilities feel pressure to acquire to fill in gaps in their organic  growth. That isn’t the case with SCE and it is the reason, in fact, why I feel zero pressure to buy  assets through M&A. We never say never, but any acquisition would have to clear a very high  bar to make sense for our investors.  Looking ahead, Southern California Edison’s business strategy has three key elements. The  first is investing to maintain a safe and reliable wires network. Much of our system dates back  to the booming economy post World War II and we still have lots of infrastructure from that  period facing the end of its useful life. Although we have made progress, it takes time to ramp  up spending and SCE is still not investing at levels required to sustain a target average age of  these assets that matches their expected lifetimes.  The second element is modernizing the grid to enable increased penetration of distributed  energy resources. These resources support California's greenhouse gas reduction objectives  and empower our customers to make new energy technology choices. And finally, SCE will  continue its operational excellence journey to achieve top performance across safety,  reliability, customer satisfaction, and cost. I am excited about the opportunity at Southern  California Edison to truly redefine what it means to be a great utility and thrive in the new  world of energy.  The 2018 General Rate Case filed with the California Public Utilities Commission on  September 1st demonstrates SCE’s commitment to each of these strategy elements. We have  made a strong case for our strategy and for the requested rate case funding levels.  Traditional regulatory filings such as the General Rate Case are not the only way we can  help California meet its policy objectives. In fact, the Legislature and the Governor have taken  important steps to expand the role electric utilities play.  Just over a year ago, Governor Brown signed into law the mandate I mentioned earlier to  deliver 50% of electricity from qualifying renewable sources by 2030, building on the earlier

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      5  target of 33% of delivered energy by 2020. The law provides some valuable implementation  flexibility that will help us meet the goals at a reasonable cost to our customers.  More recently, on September 8th, Governor Brown signed into law Senate Bill 32. This  legislation requires the State to cut the total of all greenhouse gas emissions across the entire  California economy 40% below 1990 levels by 2030 in order to help address global climate  change. California has led the way over the past decades with progressive policies across  renewables, energy efficiency, vehicle fuel standards, and carbon cap and trade. According to  the California Air Resources Board’s most recent report using 2014 data, these actions have all  helped California achieve greenhouse gas emissions that are only 3% higher than 1990 levels  over a time period when California’s population grew 30%.  Keeping greenhouse gas emissions  roughly constant over 24 years of population and economic growth was a remarkable  achievement thanks to very hard work, yet our state is now legally committed to reduce  greenhouse gas emissions 42% from current levels by 2030 ‐ ‐ ‐ that is only 14 years from now.  Grid modernization, which by the CPUC’s estimate will be an ongoing effort into the middle part  of the next decade, is a very significant part of the needed solution.  We believe that California will have to move much more aggressively ‐‐ and sooner rather  than later ‐‐ to meet these new legislative mandates within a short 14 years. Many of  California’s policies to date have focused on electric power, but generation ‐‐ both in‐state and  from imports ‐‐ represents only an estimated 20% of current statewide greenhouse gas  emissions. The largest source of greenhouse gas emissions is the transportation sector, with an  estimated 36% of current emissions. Industrial sources represent another 21%. We believe that  significant new efforts across all sectors of the economy will be needed. Many of these efforts  will require significant electrification of sectors that today rely on fossil fuels. Edison  International is committed to being one of the most constructive agents of change in helping  California meet its greenhouse gas objectives.  California public policy continues to expand the role of electric utilities in supporting new  technologies and new approaches. Just a few years ago, electric utilities were prohibited from

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      6  investing in electric vehicle charging infrastructure. However, when third party investment  stalled, this prohibition was lifted and we have an approved pilot program underway that we  expect will lead to SCE building a third of the public charging infrastructure needed to support  our territory’s share of the State’s goals for 1.5 million electric vehicles by 2025.  Legislation also authorized new energy storage investments which are being implemented,  with 50% available as a rate base and earnings opportunity.  To date, SCE has signed industry‐ leading commitments to over 260 MW battery and other storage. More recently, with  California Public Utilities Commission encouragement, SCE entered into transactions to own an  additional 40 MW of battery storage at strategic locations on our system. Additionally, Senate  Bill 32 added a second statewide rate base investment opportunity to stimulate technology  adoption.  Another example of how SCE can help the state achieve its greenhouse gas emission  reduction targets is through our participation in transportation electrification. I mentioned  earlier that the transportation sector was the single largest source of California’s greenhouse  gas emissions. Senate Bill 350 authorized the California Public Utilities Commission to work with  investor owned utilities to establish projects targeting meaningful emissions reductions from  the transportation sector. Aggressive moves away from diesel and gasoline use to electricity (as  well as hydrogen fuel cells if that technology becomes more viable at scale) will be key. That  means vehicles and trucks. Rail. Port infrastructure. Mass transit. The complexity of goods  movement in particular requires an integrated approach.  On January 20, the investor owned utilities will file applications to the California Public  Utilities Commission laying out a path to use transportation electrification to meet the State’s  progressive greenhouse gas reduction goals. Typically we’d take a traditional approach focused  on what we can achieve ourselves and within our control as a regulated utility. However, this  legislation encourages a broad look at the opportunities and initiatives that might be most  important across all transportation sectors, encouraging game‐changing proposals. This is a  perfect opportunity to move aggressively and we expect to seize the opportunity. Not all of the

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      7  opportunities to help achieve California’s greenhouse gas policy goals will create rate base  earning opportunities. That won’t limit our proposals or our leadership. In fact, we see a  growing role for SCE to help catalyze ambitious statewide efforts across multiple public and  private entities to accelerate transportation electrification. Whether specific project  investments are made by us or others, higher use of our grid will be at the core of these actions.  We believe the legislation enables a wide range of large‐scale, multi‐year programs that  could address key transportation uses of electricity and not just grid modernization itself. So we  wouldn’t just look at electric vehicle charging infrastructure for heavy‐duty vehicles – we can  choose to recommend projects that develop special low‐carbon classes of vehicles designed to  meet local special transportation needs. An example is the tremendous infrastructure  associated with container shipping and transport to rail yards that can be as much as 40 miles  away. Transportation electrification is also an opportunity to improve the health and  environment for many communities located near these major transportation corridors and  encourage investment in disadvantaged communities. It is premature to put a price on this  potential – and again this may not lead exclusively to new rate base earning opportunities – but  it may help break the logjam on needed actions to accelerate progress, fueling more  transportation with electricity delivery over SCE’s grid. In short, California’s forward‐looking  public policies put us on the leading edge of understanding – and helps us enable – the  transformation underway in the electric power industry.   This engagement in California is giving us insights and creating opportunities for Edison  International to develop new businesses nationally outside our Southern California footprint.  Though small today, our Edison Energy Group shows great promise. Its principal businesses  include commercial and community solar, energy procurement advisory, arranging contracts for  renewable energy sourced away from the customer’s location, and energy efficiency and  energy management capabilities. These businesses serve a number of Fortune 1000 companies  and a dozen in the Fortune 50. We see great potential in integrating these solutions into a  broader, capital‐light energy portfolio advisory service to help large commercial and industrial

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      8  customers throughout the US sort through the complex choices they now have in order to  manage their costs and risks in an optimal manner. That said, we still have much work to do to  flesh out a detailed business plan with, importantly, near‐term milestones to measure our  progress, and I expect us to be able to provide you this detail within the next 12 months. I am  committed to implementing our Edison Energy Group strategies at a pace that creates  opportunities for meaningful growth, yet is disciplined and does not detract from Edison  International’s opportunity to deliver above industry average earnings and dividend growth and  resulting value for investors.  Let me say more now about that attractive dividend growth opportunity. We base our  common stock dividend on the earnings of Southern California Edison. We’ve increased our  dividend annually since 2004, one of only four companies in the Philadelphia Utility Index with  at least a decade of annual dividend growth. Our payout is at the low end of our target of 45 to  55 percent of utility earnings. To be fair, our payout is below industry peers, reflecting our  above‐average earnings growth opportunity. We intend to move well into the range in steps  and over time. This should yield dividend growth at a faster pace than utility earnings growth.  Our companies – both SCE and Edison Energy Group– are grounded in a common set of  values. At the core, we're wired the same way in wanting to serve customers, doing it with  respect and integrity as part of teams, and always pushing ourselves to get better. We have the  drive, insights, and innovation to successfully lead our industry's transformation, and to deliver  safe, reliable, clean, and affordable energy. The great people at Edison International are ready  to do great things. Our success will create value for shareholders by delivering above industry  average earnings growth and above industry average dividend growth.  I trust these comments set the groundwork for better understanding Edison International’s  strategic direction and its unique focus on investments that support carbon reduction to help  address climate change. We look forward to sharing our learnings in this area as we advance  these initiatives. I also look forward to our continued discussion, and our team will work hard to

Prepared Remarks of Edison International President and CEO Pedro Pizarro  2016 EEI Financial Conference  November 8, 2016      9  maintain transparency and full engagement with our investors. Thanks and have a great and  safe day.